SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  October 29, 1998
---------------------------------
(Date of earliest event reported)


                      GS Mortgage Securities Corporation II
          Commercial Mortgage Pass-Through Certificates, Series 1998-C1
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                    333-40939                       22-3442024
-------------------------------------------------------------------------------
 (State or Other               (Commission                 (I.R.S. Employer
 Jurisdiction of               File Number)                Identification No.)
 Incorporation)



             85 Broad Street, New York, N.Y.                  10004
-------------------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)



       Registrant's telephone number, including area code: (212) 902-1000

Item 5. Other Events.

     Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for the GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates"). On October 29, 1998, GS Mortgage Securities Corporation II (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 11, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as seller, Goldman Sachs Mortgage Company, as responsible party, Falcon Financial, LLC, as responsible party, AMRESCO Capital Limited, Inc., as responsible party, AMRESCO Commercial Mortgage Funding, L.P., as responsible party, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO BANK N.V., as fiscal agent, of the Certificates, issued in sixteen classes. The Class A-1, Class A-2, Class A-3, Class X, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates"), with an aggregate principal balance as of October 11, 1998 (the "Cut-Off Date") of $1,861,517,825, were sold to Goldman, Sachs & Co. ("GS&Co.") pursuant to an Underwriting Agreement, dated October 26, 1998, by and between GS&Co., as underwriter, and the Company.

     Attached as Exhibit 8 is the opinion of Cadwalader, Wickersham & Taft, special tax counsel to the Company, regarding tax matters (the "Tax Matters Opinion"), provided in connection with the issuance of the Certificates.

     Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit 4         Pooling and Servicing Agreement

Exhibit 8         Tax Matters Opinion

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORPORATION II


                                   By: /s/ Jay Strauss
                                       -----------------------------------------
                                        Name: Jay Strauss
                                             -----------------------------------
                                        Title: Secretary
                                              ----------------------------------

Date: December 29, 1998

                                  Exhibit Index
                                  -------------


 Item 601(a) of Regulation
          S-K Exhibit No.           Description
 -------------------------          -----------
             4                      Pooling and Servicing Agreement

             8                      Tax Matters Opinion